UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 11, 2019

REDWOOD GREEN CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-181259	82-5051728
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

866 Navajo St., Denver, CO	80204
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code 303-416-7208

FIRST COLOMBIA DEVELOPMENT CORP.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
[  ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Dr. Delon Human has been appointed as Chairman of the Board of Directors, with immediate effect, on December 18, 2019. Dr. Human is an existing member of the Board.  Former Board chair Christopher Hansen remains CEO and a director of Redwood Green.

On December 11, 2019, Faun Chapin was elected to the Board of Directors, to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified.

Faun Chapin, age 42, is the CEO and co-founder of Sonder, a high-end cannabis company founded in 2017 with her family of second-generation cannabis farmers, as well as the CEO and co-founder of Guts & Glory, an award-winning design and branding firm founded in 2010. She brings a unique skill set combining creativity, innovation and branding experience with deep cannabis industry knowledge and finance and corporate leadership to the board.

Previously, Ms. Chapin served as Head of Creative Development at leading innovation consultancy Fahrenheit 212. She built and led the branding and design department at a NYC boutique advertising agency and has experience building and leading creative teams at innovation, advertising and branding firms with client rosters that include Nestle, Unilever, P&G, Coca-Cola, GE, American Express, Pepsi, IMAX, Samsung, Citi Bank, Charles Schwab, TNT Networks, Svedka, Patron, Vitamin Water, Ben & Jerry's as well as numerous smaller fashion, food, alcohol and service brands.

Ms. Chapin has a Master's in Design from Yale and has taught both there and at the California College of Art in Oakland where she received her BFA. A celebrated talent, she's acquired such accolades as a Cannes Lion and an Obie award, and her work has been featured in The New York Times and New York Magazine and shown in New York, Berlin, Los Angeles and San Francisco. Some of her work now resides in the permanent collection of the San Francisco Museum of Modern Art.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Redwood Green Corp.

/s/Christopher Hansen
Christopher Hansen

CEO, Principal Executive Officer

Date: December 20, 2019